                                                                   Exhibit 10.14

                                     PROXY
                            STAR GAS PARTNERS, L.P.
                     THIS PROXY IS SOLICITED ON BEHALF OF
                 THE BOARD OF DIRECTORS OF THE GENERAL PARTNER
                                   FOR THE
             SPECIAL MEETING OF COMMON UNITHOLDERS, ________, 1999

          The undersigned hereby constitutes and appoints Irik P. Sevin, Richard F. Ambury and Joseph P. Cavanaugh, and each of them, the attorneys and proxies, each with full power of substitution, to represent and act for the undersigned at the special meeting of Common Unitholders of Star Gas Partners, L.P. (the "Partnership") to be held at ________________________________________, on ___________________, 1999 at _____, New York time, and at any adjournment thereof, and to vote all common units of limited partner interest (the "Common Units") which the undersigned would be entitled to vote, if personally present, at said meeting, and with all other powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting, including Proposals 1, 2 and 3 set forth below.

          THE BOARD OF DIRECTORS OF THE GENERAL PARTNER RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

               1. Approval and adoption of (i) the Agreement and Plan of Merger dated as of October __, 1998, pursuant to which a wholly-owned subsidiary of the Partnership will be merged with and into Petroleum Heat and Power Co., Inc. ("Petro"), and Petro Common Stockholders will receive subordinated units of the Partnership; and (ii) the Exchange Agreement dated as of October __, 1998, pursuant to which Petro Common Stockholders considered to be affiliates of Petro will exchange their shares of Petro Common Stock for subordinated units of the Partnership, all as more fully described in the Proxy Statement for the meeting;

                    FOR  [_]       AGAINST  [_]        ABSTAIN  [_]

               2. Approval and adoption of a proposal to amend the Agreement of Limited Partnership of the Partnership and the Agreement of Limited Partnership of Star Gas Propane, L.P; and

                    FOR  [_]       AGAINST  [_]        ABSTAIN  [_]

               3. Approval and adoption of a proposal to permit Star Gas Corporation to withdraw as the general partner of the Partnership and the Operating Partnership and to approve the substitution of Star Gas LLC as the new general partner.

                    FOR  [_]       AGAINST  [_]        ABSTAIN  [_]

                  PLEASE COMPLETE BY MARKING ONE OF THE ABOVE

             BOXES FOR EACH PROPOSAL AS SHOWN IN THIS EXAMPLE [X],
              SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

                                   [Reverse]

          THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 ABOVE.

          It is important that you be represented at the meeting. Please date, sign and return your proxy in the enclosed envelope, to insure that your Common Units will be voted.

Date: _________, 19__              ___________________________________
                                        (Signature of Common Unitholder)

                                        ______________________________________
                                        (Signature of Common Unitholder)
                                        Please sign exactly as your name or
                                        names appear hereon. When shares are
                                        jointly held, each person must sign.
                                        When signing as attorney, administrator, executor, trustee or guardian, please give your full title.